Exhibit 99.1

Avalon GloboCare Acquires RPM Interactive, a Generative AI Software Company, in an All-Stock Transaction

Company forms a new subsidiary, Avalon Quantum AI, LLC, in connection with the acquisition

Acquisition expected to resolve Nasdaq minimum stockholders’ equity deficiency

RPM Interactive has developed a fully automated, generative AI powered SaaS platform for creating short-form video content

FREEHOLD, N.J., December 15, 2025 (GLOBE NEWSWIRE) – Avalon GloboCare Corp. (“Avalon” or the “Company”) (NASDAQ: ALBT), a developer of precision diagnostic consumer products, today announced that it has acquired RPM Interactive, Inc. (“RPM”), a generative artificial intelligence (“AI”) publishing and software company, in an all-stock transaction. As a result of the acquisition, the Company believes its stockholders’ equity now exceeds the $2.5 million minimum required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1).

Under the terms of the Agreement and Plan of Merger dated December 12, 2025 by and among the Company, Avalon Quantum AI, LLC and RPM (the “Merger Agreement”), RPM merged with and into Avalon Quantum AI, LLC, a wholly-owned subsidiary of the Company (the “Merger”). In connection with the Merger, Avalon issued 19,500 shares of Series E Non-Voting Convertible Preferred Stock (“Series E Preferred Stock”) to RPM’s stockholders, representing a total purchase price of $19.5 million. Each share of Series E Preferred Stock carries a stated value of $1,000 and is convertible into shares of Avalon’s common stock at a $1.50 conversion price, subject to customary conditions and subject to a beneficial ownership limitation at any time of 4.99% of the number of shares issued and outstanding. The Series E Preferred Stock is only convertible from and after May 12, 2026 and any such conversion is subject to the Company obtaining shareholder approval in accordance with Nasdaq Listing Rules among other limitations on conversion.

RPM has developed the Catch-Up Software-as-a-Service (SaaS) platform, a system that intelligently sources relevant video clips, generates human-like AI commentary, creates an engaging on-screen avatar, and publishes finished content to all major platforms – all on an automated basis. Marketing for this software platform is expected to begin immediately after the new year.

The Catch-Up SaaS platform is expected to be licensed to successful content creators, media companies, and brands to efficiently generate recap-style videos across news, politics, sports, finance, entertainment, and other evergreen categories—without requiring manual editing, production tools, or technical expertise. This new, unique video format has been designed to give successful content creators a second video format to publish with, driving up their volume of videos produced each week and revenues.

Avalon plans to leverage the Catch-Up platform to support and amplify marketing initiatives for KetoAir™, the Company’s FDA-registered breathalyzer designed to help consumers easily monitor and manage their wellness and metabolic health. The pairing of Avalon’s consumer health products with RPM’s AI-driven content engine is expected to accelerate audience reach, digital engagement, and adoption of Avalon’s product portfolio.

“The acquisition of RPM is an important strategic step for Avalon,” said Meng Li, Interim Chief Executive Officer and Chief Operating Officer of Avalon GloboCare. “Integrating RPM’s AI-driven video studio with our consumer health products, starting with the launch of KetoAir™, will enhance our marketing capabilities, broaden our digital reach, and support our long-term value creation strategy. We look forward to leveraging RPM’s technology to elevate our brand visibility and strengthen our position in the precision wellness market.”

“RPM’s Catch-Up SaaS platform represents a breakthrough in how short-form video content can be created, scaled, and monetized,” said Michael Mathews, Chief Executive Officer of RPM. “By leveraging our fully automated generative AI video studio to support the marketing and efforts behind Avalon’s KetoAir™, we believe we can significantly enhance digital engagement and create new opportunities to reach health and wellness-focused consumers.”

Pursuant to the Merger Agreement, Michael Mathews has been appointed to Avalon’s Board of Directors. Michael Mathews is a seasoned technology and digital media executive with more than two decades of leadership experience across AI, internet services, digital marketing, and online learning sectors. He currently serves as Chairman and Chief Executive Officer of Aspen Group, Inc. (OTCQB: ASPU), which owns Aspen University and United States University. ASPU holds a unique position in the higher education sector, as they uniquely offer students monthly payment plans allowing students the ability to graduate debt free.

Previously, Mr. Mathews served as Chief Executive Officer and Director of Interclick, Inc., a data-driven digital advertising technology company. Under his leadership, Interclick became a category leader and was acquired by Yahoo, Inc. in 2011.

Earlier in his career, Mr. Mathews held senior leadership roles including Senior Vice President of Marketing and Publisher Services at World Avenue U.S.A., LLC, where he oversaw strategic marketing, publisher development, and large-scale digital distribution initiatives.

“Michael is a recognized innovator in performance marketing and AI-enabled content systems,” added Meng Li, Interim Chief Executive Officer and Chief Operating Officer of Avalon GloboCare. “He brings deep experience in scaling technology platforms, driving digital engagement, and building long-term shareholder value. We are pleased to welcome him to our Board as we execute on our growth and technology integration strategy.”

E.F. Hutton & Co. served as financial advisor to RPM Interactive, Inc. in connection with the transaction.

The Company also has a pending merger with YOOV Group Holdings Limited, a provider of advanced artificial intelligence automation solutions and currently has an S-4 registration statement on file with the Securities and Exchange Commission that was originally filed April 29, 2025.

About KetoAir ™

KetoAir™ is a handheld breathalyzer designed for ketogenic health management (U.S. Food and Drug Administration registration number: 3026284320). It measures breath acetone concentration (BrAce), a key indicator of fat metabolism and ketosis. The KetoAir™ breathalyzer device is owned and manufactured by Qi Diagnostics Limited, a nanosensor-based diagnostic technologies company. Intended for users pursuing ketogenic diets for weight loss, athletic performance, or therapeutic purposes, the device utilizes nano-sensor technology to provide real-time insights. KetoAir™ is compatible with both Apple and Android devices and is available via the Apple App Store and Google Play Store. For more information or to purchase KetoAir™, please visit www.ketoair.us.

About Avalon GloboCare Corp.

Avalon GloboCare Corp. (NASDAQ: ALBT) is a developer of precision diagnostic consumer products and the advancement of intellectual property in cellular therapy. Avalon is currently marketing the KetoAir™ breathalyzer device and plans to develop additional diagnostic uses of the breathalyzer technology. The KetoAirTM is registered with the U.S. Food and Drug Administration as a Class I medical device. The Company also continues to focus on advancing its intellectual property portfolio through existing patent applications. In addition, Avalon owns and operates commercial real estate.

For more information about Avalon, please visit www.avalon-globocare.com. Information on the Company’s website does not constitute a part of and is not incorporated by reference into this press release.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information About the Proposed Merger for Investors and Shareholders

This communication relates to the proposed merger (the “proposed Merger”) of Avalon and YOOV Group Holding Limited (“YOOV”). In connection with the proposed Merger, Avalon has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, as amended, that contains a preliminary prospectus and preliminary proxy statement of Avalon (the “proxy statement/prospectus”). This Registration Statement has not yet been declared effective and Avalon has filed or may file other documents regarding the proposed Merger with the SEC. This press release is not a substitute for the proxy statement/prospectus or for any other document that Avalon has filed or may file with the SEC in connection with the proposed Merger. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Avalon’s stockholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Avalon communicates with investors and the public using its website (https://www.avalon-globocare.com), the investor relations website (https://www.avalon-globocare.com/investors) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Avalon with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

Participants in the Solicitation

Avalon, YOOV and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Avalon and YOOV stockholders in respect of the proposed Merger. Information about Avalon’s directors and executive officers is available in Avalon’s Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, has been and will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Avalon as indicated above.

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will”, “anticipate”, “estimate”, “expect”, “should”, “may”, and other words and terms of similar meaning or use of future dates; however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, including statements regarding the ability to enter into a definitive agreement, as well as the Company’s commercialization, distribution and sales of its products and the product’s ability to compete with other similar products. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission (the “SEC”), accessible through the SEC’s website (http://www.sec.gov), including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed or furnished with the SEC. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors, including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. The Company disclaims any obligation to update forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of the press release. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact Information:

Avalon GloboCare Corp.

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

PR@Avalon-GloboCare.com

Investor Relations:

Crescendo Communications, LLC

Tel: (212) 671-1020 Ext. 304

albt@crescendo-ir.com